Tax	3 Months Ended
Jun. 30, 2012
Tax
Tax
Note 20 Tax
The tax charge of CHF 311 million recorded in 2Q12 mainly reflected the impact of the geographical mix of results, an increase in valuation allowances against deferred tax assets resulting from current quarter losses in the UK and in Asia Pacific, partially offset by the impact of an advanced pricing agreement with tax authorities and a release of contingency reserves of CHF 16 million for uncertain tax positions, mainly as a result of the expiration of relevant statutes of limitations.

Overall, net deferred tax assets increased CHF 334 million to CHF 8,625 million as of the end of 2Q12 compared to 1Q12. The increase in net deferred tax assets primarily related to foreign exchange translation gains of CHF 365 million.

The presentation of net deferred tax assets related to net operating losses, net deferred tax assets on temporary differences and net deferred tax liabilities is in accordance with ASC Topic 740 – Income Taxes guidance to interim reporting. Nettable gross deferred tax liabilities are allocated on a pro-rata basis to gross deferred tax assets on net operating losses and gross deferred tax assets on temporary differences. This approach is aligned with the underlying treatment of netting gross deferred tax assets and liabilities under the Basel III framework. Valuation allowances have been allocated against such deferred tax assets on net operating losses first with any remainder allocated to such deferred tax assets on temporary differences. This presentation is considered the most appropriate disclosure given the underlying nature of the gross deferred tax balances.

As of June 30, 2012, the Group had accumulated undistributed earnings from foreign subsidiaries of CHF 8.7 billion which are considered indefinitely reinvested. The Group would need to accrue and pay taxes on these undistributed earnings if such earnings were repatriated. No deferred tax liability was recorded in respect of those amounts as these earnings are considered indefinitely reinvested. It is not practicable to estimate the amount of unrecognized deferred tax liabilities for these undistributed foreign earnings.

The Group is currently subject to ongoing tax audits and inquiries with the tax authorities in a number of jurisdictions, including the US, the UK and Switzerland. Although the timing of the completion of these audits is uncertain, it is reasonably possible that some of these audits and inquiries will be resolved within 12 months of the reporting date. It is reasonably possible that there will be a decrease between zero and CHF 16 million in unrecognized tax benefits within 12 months of the reporting date.

The Group remains open to examination from federal, state, provincial or similar local jurisdictions from the following years onward in these major countries: Switzerland – 2008; the UK – 2006; the US – 2006; Japan – 2005; and the Netherlands – 2005.

Effective tax rate
in	2Q12	1Q12	2Q11	6M12	6M11

Effective tax rate (%)

Effective tax rate	27.5	(8.1)	16.5	22.2	20.4

Net deferred tax assets
end of	2Q12	1Q12	Change

Net deferred tax assets (CHF million)

Deferred tax assets	8,825	8,609	216

of which net operating losses	3,541	3,388	153

of which deductible temporary differences	5,284	5,221	63

Deferred tax liabilities	(200)	(318)	118

Net deferred tax assets	8,625	8,291	334